SCHEDULE 14A
                               (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                        of 1934 (Amendment No.         )

  Filed by Registrant  [X]
  Filed by a Party other than the Registrant [ ]
  Check the appropriate box:
  [ ]  Preliminary Proxy Statement
  [ ]  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e) (2))
  [X]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


               (Name of Registrant as Specified In Its Charter)

                               COMPUTRAC, INC.
  ___________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

  Payment of Filing Fee (Check the appropriate box):
  [X]  No fee required.
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:
  ___________________________________________________________________________
       (2) Aggregate numer of securities to which transactions applies:
  ___________________________________________________________________________
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  ___________________________________________________________________________
       (4) Proposed maximum aggregate value of transaction:
  ___________________________________________________________________________
       (5) Total Fee Paid
  ___________________________________________________________________________
  [ ]  Fee paid previously with preliminary materials.
  [ ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
  ___________________________________________________________________________
       (1) Amount Previously Paid:
  ___________________________________________________________________________
       (2) Form, Schedule or Registration Statement No:
  ___________________________________________________________________________
       (3) Filing Party:
  ___________________________________________________________________________
       (4) Date Filed:
  ___________________________________________________________________________

                               COMPUTRAC, INC.

                             222 Municipal Drive
                            Richardson, TX  75080


                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held July 14, 2000


 To the Stockholders of CompuTrac, Inc:

      Notice is hereby given that the 2000 Annual Meeting of Stockholders of CompuTrac, Inc., a Texas corporation (the "Company"), will be held on Friday, July 14, 2000, at the Company's offices, 222 Municipal Drive, Richardson, Texas 75080 beginning at 10:00 a.m. local time for the following purposes:

      1. To elect five (5) persons to the Company's Board of Directors to hold office until their terms shall expire and until their successors are duly elected and qualified.

      2. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

      Stockholders of record at the close of business on May 26, 2000, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) thereof.

      You are cordially invited to attend the meeting. Whether or not you expect to be present at the meeting, please date and sign the enclosed Proxy and return it promptly in the enclosed envelope. Returning the proxy will not affect your right to revoke it and vote your shares in person if you attend the meeting.

                By Order of the Board of Directors


                      /s/ Dana E. Margolis
                      -----------------------
                      Dana E. Margolis
                      Secretary and Treasurer


 Richardson, Texas
 June 5, 2000

                               COMPUTRAC, INC.

                             222 Municipal Drive
                            Richardson, TX  75080


                               PROXY STATEMENT

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CompuTrac, Inc., a Texas corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at the 2000 Annual Meeting of Stockholders to be held on Friday, July 14, 2000, at the Company's offices, 222 Municipal Drive, Richardson, Texas 75080, beginning at 10:00 a.m. local time.

   The approximate date that this Proxy Statement and the enclosed form of Proxy are first being sent to stockholders is June 5, 2000. Stockholders should review the information provided herein in conjunction with the Company's Annual Report for the fiscal year ended January 31, 2000 which accompanies this Proxy Statement. The Annual Report does not form a part of this Proxy Statement and is not intended to serve as soliciting material for the Proxy.

                        INFORMATION CONCERNING PROXY

   The solicitation is made on behalf of the Board of Directors of the Company. By executing and returning the enclosed Proxy card, you authorize the persons named in the Proxy to represent you and vote your shares in connection with the purposes set forth in the Notice of Annual Meeting.

   All shares represented by a valid Proxy received prior to the meeting will be voted in accordance with any specification made on such Proxy. Any stockholder giving a Proxy has the power to revoke it at any time before it is exercised by submitting a notice of revocation to the Company or by attending the meeting and voting in person.

   The cost of preparing, assembling and mailing the enclosed material will be borne by the Company. In addition to solicitation by mail, employees of the Company may, without additional compensation, solicit Proxies on behalf of the Board of Directors by telephone, telegraph or personal interview. The Company may make arrangements with banks, brokerage houses and other custodians, nominees and fiduciaries to send Proxies and Proxy material to their principals and to request authority for the execution of Proxies. The Company may reimburse such persons for their expenses in so doing.

                           PURPOSES OF THE MEETING

   At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

      1. To elect five (5) persons to the Company's Board of Directors to hold office until their terms shall expire and until their successors are duly elected and qualified.

      2. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

   Unless contrary instructions are indicated on the enclosed Proxy, all shares represented by valid Proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted for the election of the five nominees for director named below. In the event a stockholder specifies otherwise by means of the enclosed Proxy, those shares will be voted in accordance with the specification so made.


               OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

   The Board of Directors has set the close of business on May 26, 2000 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 6,312,429 shares of the Company's $.01 par value Common Stock issued and outstanding, all of which are entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on the Record Date are entitled to vote at the meeting or any adjournment thereof, each share being entitled to one (1) vote on each matter to be voted on at the Annual Meeting. All shares of Common Stock will vote as a single class and there are no cumulative voting rights.

   The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

   Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

   The inspector or inspectors of election will treat shares referred to as "broker or nominee non-votes" (shares held of record by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and which the broker or nominee has not voted because it does not have discretionary voting power on a particular matter) as shares that are present for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the proxies reflect broker or nominee non-votes, shares represented by such proxies will be treated as not entitled to vote on that matter and therefore will not be considered by the inspectors when counting votes cast on the matter (even though those shares are considered present for quorum purposes and may be entitled to vote on other matters).

   Directors will be elected by a plurality of the votes cast by holders of shares of Common Stock present in person or represented by proxy at the Annual Meeting. Thus, any abstentions or broker or nominee non-votes will have no effect on the outcome of the election of directors.

                              SECURITY OWNERSHIP

   The following table sets forth, as of May 26, 2000, information with respect to the beneficial ownership of the Common Stock of the Company by
 (a) the Company's Chief Executive Officer and each of the other "Named Executive Officers" (as defined below in "Executive Compensation - Summary Compensation Table"), (b) each person known by the Company to own beneficially 5% or more of such outstanding Common Stock, (c) each director or nominee who owns any shares, and (d) all current executive officers and directors of the Company as a group.

 Name and Address of Beneficial       Amount and Nature of
       Owner (1)                 Beneficial Ownership of Class (2)    Percent
 ------------------------------  ---------------------------------    -------
 Harry W. Margolis                         2,212,877  (3)              33.7

 Dana E. Margolis                             28,217  (4)               (5)

 D. Bruce Walter                             283,711  (6)               4.3

 Gerald D. Harris                             12,000  (7)               (5)

 Kenneth R. Nicholas                          28,000  (8)               (5)

 All current directors and executive       2,886,267  (9)              40.9
  officers (10 persons) as a group
 ____________________________

 (1) Unless otherwise indicated, each person's address is 222 Municipal Drive, Richardson, TX 75080.
 (2) Unless otherwise indicated, each person has sole voting and investment power with respect to such shares.
 (3) Includes 250,000 shares Mr. Margolis has the right to acquire through the exercise of options. Mr. Margolis may be deemed to be the beneficial owner of the shares owned by his wife, Dana E. Margolis.
 (4) Dana E. Margolis may be deemed to be the beneficial owner of the shares owned by her husband, Harry W. Margolis.
 (5) Beneficial ownership is less than one percent (1%) of the Company's outstanding shares.
 (6) Includes 212,000 shares Mr. Walter has the right to acquire through the exercise of options.
 (7) Represents 12,000 shares Mr. Harris has the right to acquire through the exercise of options.
 (8) Includes 18,000 shares Mr. Nicholas has the right to acquire through the exercise of options.
 (9) Includes 748,335 shares the directors and executive officers have the right to acquire through the exercise of options.

 Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulations to furnish the Company with copies of all such reports they file.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company during the Company's last fiscal year, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been complied with.


                            ELECTION OF DIRECTORS

      Directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The Company's Articles of Incorporation provide that the number of directors constituting the Company's Board of Directors shall not be less than two, but will be fixed as determined in the manner provided by the Company's Bylaws. The Company's Bylaws provide that the number of directors shall be fixed from time to time by action of the Company's Board of Directors. The Board of Directors has fixed the number of directors at five for the ensuing year. The Board of Directors currently consists of five persons.

      It is intended that the shares represented by the Proxies will be voted for the election of the Company's nominees except where authority to so vote is withheld. Each of the five current members of the Board of Directors has been nominated by the Company to be reelected as a director at the Annual Meeting. All of the nominees for directorship have agreed to serve if elected. Should any of such nominees become unwilling or unable to accept nomination or election, the shares represented by the Proxies solicited hereby will be voted for any substitute nominee or nominees designated by the present Board of Directors or the number of directors will be reduced accordingly.

      The Board of Directors recommends that you vote FOR the election of each of the five nominees to the Board of Directors.

                                  MANAGEMENT


 Executive Officers and Directors

      The executive officers and directors of the Company at May 26, 2000 are as follows:

                                              Position(s) Held
 Name                   Age                   With the Company
 ----                   ---                   ----------------
 Harry W. Margolis       57             Chairman of the Board & Chief
                                          Executive Officer
 Dana E. Margolis        55             Secretary, Treasurer & Director
 D. Bruce Walter         57             President & Director
 Roger P. Young          38             General Manager - Operations
 Lynda K. Thomas         54             Vice President _ Administration
 David D. Hester         44             Vice President - CT Labs
 Irwin S. Arnstein       41             Vice President - LFMS Support and
                                          Development
 Michael R. Mueller      48             Vice President _ LFMS for Windows
                                          Development
 Kenneth R. Nicholas     58             Director
 Gerald D. Harris        44             Director

      Harry W. Margolis is a co-founder of the Company and has served as Chairman of the Board of the Company since its organization in 1977. After graduating from U.C.L.A. in 1964 with a degree in Political Science, Mr. Margolis attended Southern Methodist University Law School and upon graduation in 1967, placed first in the Bar Examination administered in the State of Texas. Mr. Margolis founded his own law firm in 1967, which increased to eight members through internal growth and by merger with an older firm, and practiced law until the Company was organized in 1977.

      Dana E. Margolis, a director since 1983, served as office manager of the Company performing its accounting and purchasing functions from 1980 until 1983. In January 1984, Mrs. Margolis assumed the responsibilities of Secretary and Treasurer of the Company. Mrs. Margolis attended San Diego State University and is the wife of Harry W. Margolis.

      D. Bruce Walter was elected to the Board of Directors in July, 1998, and has served as the Company's President since January, 1999. He is also on the board of directors of HQ/HR Corporation headquartered in St. Louis, Missouri and two Dallas based companies, SPS Management Corporation and Connex Systems Corporation. Mr. Walter previously held the position of Chairman and Chief Executive Officer at Radiomail Corporation, a wireless internet company headquartered in San Mateo, California, from October 1994 to July 1997. He was President and Chief Executive Officer of CoActive Computing Corporation, located in California, from July 1993 until October 1994. Mr. Walter was at Grid Systems Corporation, also located in California, from June 1983 to June 1993, where he was President and Chief Executive Officer from 1991 to 1993. Prior to 1983, Mr. Walter spent sixteen years in various management-level positions at Xerox Corporation. He is a 1965 graduate of Waynesburg College.

      Roger P. Young was named General Manager _ Operations in June, 1998, previously holding the title of Director of Operations since 1996. In his current position, Mr. Young is responsible for the daily management of operations for the company. He joined CompuTrac in 1991 as Production Manager and held subsequent management positions in finance and accounting. His previous experience includes production and operations management positions for Westcott Communications, Inc. and Sarkes Tarzian, Inc. Mr. Young currently serves on the Board of Directors of Richardson Development Center for Children.

      Lynda K. Thomas was elected Vice President of Administration in December 1987. Ms. Thomas joined the Company in September 1981 as Executive Assistant to the President and served as the Company's Business Manager from August 1983 until her election to Vice President. Previously, she was a corporate officer and director of public relations for Republic Gypsum Company, a Dallas based manufacturer and supplier of building materials. She attended the University of North Texas in Denton, Texas majoring in education. Ms. Thomas currently serves on the Board of Directors of Altrusa International of Collin County.

      David D. Hester has served as the Company's senior computer programmer since June 1979 and has been responsible for the Company's major software research and development efforts. He was elected Vice President of the Company's CT Labs department in April 1996. Previously he served as an assembly-language programmer for General Computer Systems, a division of Telex. Mr. Hester attended the University of Texas at Arlington and is an honor graduate of Control Data Institute.

      Irwin S. Arnstein was elected Vice President of LFMS Support and Development of the Company in May 1996 and is responsible for the design, implementation and support of the Company's Law Firm Management System product line. Mr. Arnstein holds a 1981 Bachelor of Arts of Computer Science degree from the University of Texas. Mr. Arnstein began his career with the Company 16 years ago as a Software Engineer and has served as a Project Leader on several significant software projects leading up to his 1995 promotion to Director of LFMS Development.

      Michael R. Mueller joined the Company in October 1984 as a support programmer and was elected Vice President of Law Firm Management Systems Development in May 1996. He has been involved in the development of four of the Company's six generations of Law Firm Management Systems. Prior to joining the Company, Mr. Mueller graduated from Texas A&M University majoring in Computer Science with a minor in Accounting.

      Kenneth R. Nicholas, a director of the Company since 1995, has been the Senior Partner of Nicholas & Montgomery, LLP, a Certified Public Accounting firm in Dallas, Texas since January, 2000. From January, 1987 until merging his practice into Nicholas and Montgomery, he was the Managing Director of Nicholas, Flanagan & Bard, P.C. Prior to that time, Mr. Nicholas spent 22 years with Deloitte Haskins & Sells (now Deloitte & Touche), including over ten years as a partner and seven years as partner-in-charge of the Dallas tax practice. Mr. Nicholas graduated from Southern Methodist University in 1964.

      Gerald D. Harris, a director of the Company since 1994, is the owner and operator of Harris Typesetting Services, a graphics design and printing business located in Plano, Texas. Prior to beginning his business in 1990, Mr. Harris was the head golf professional at the prestigious Stonebriar Country Club in Frisco, Texas. Mr. Harris attended the University of Oklahoma majoring in finance.

 Meetings of the Board of Directors

      During the fiscal year ended January 31, 2000, the Board of Directors held one meeting and acted by unanimous written consent two times. No director attended less than 75% of the aggregate of (a) the number of Board meetings held during the fiscal year, and (b) the number of meetings of committees of the Board held during the period he served on such committees.

 Committees of the Board of Directors

      The Company's Board of Directors has standing Compensation and Audit Committees. The Compensation Committee consists of Messrs. Harris and Nicholas. The Compensation Committee administers the Company's Stock Option and Stock Purchase Plans, and makes recommendations to the Board with respect to changes in officers' compensation and similar matters. The Compensation Committee met once during fiscal year 2000.

      The Company's Audit Committee consists of Messrs. Harris and Nicholas. The Audit Committee reviews the Company's significant accounting policies and operating controls, recommends independent external auditors, and reviews audit reports prepared by the external auditors. The Audit Committee met one time during fiscal year 2000.

      The Company does not have a standing nominating committee.


 Director Compensation

      The Company pays directors who are not executive officers of the Company $750.00 for attendance at each meeting of the Board of Directors and $300.00 for each committee meeting attended. Directors who are also executive officers of the Company do not receive any meeting fees or other remuneration for their services as directors.

      Directors are also eligible to be granted stock options under the Company's 1999 Stock Option Plan. The plan provides for the grant of options to employees and directors of the Company covering an aggregate of 500,000 shares of Common Stock of the Company. Such options may be incentive or nonqualified stock options, except that options granted to directors who are not also employees of the Company may not be incentive stock options. Options granted to directors under the plan may contain such terms as may be determined by the Compensation Committee, except that (i) the maximum term of any option is 10 years, (ii) no director may be granted options in any calendar year for a number of shares exceeding 10% of the total number of shares for which options may be granted under the plan,
 (iii) shares acquired by a director upon exercise may not be sold for six months after the date of grant, and (iv) the exercise price of any option granted to a director may not be less than the fair market value of the Common Stock on the date of grant. The exercise period of any option begins and ends on such dates as may be determined by the Compensation Committee, provided that an option will terminate upon the termination of the holder's service as an employee or director, subject to certain grace periods. The vesting of outstanding options is also subject to acceleration in the discretion of the Compensation Committee or upon the occurrence of certain change-in-control events.

                            EXECUTIVE COMPENSATION

 Summary Compensation Table

      The following table sets forth the aggregate compensation paid to the Company's Chief Executive Officer and the only other officer whose total annual salary and bonus for the 2000 fiscal year was $100,000 or more (the "Named Executive Officers"), with respect to each of the three fiscal years in the period ended January 31, 2000.

                                         Annual              Long-Term
                                     Compensation (1)   Compensation Awards
                                     ----------------   -------------------
                                                       Number of Securities    All Other
                              Fiscal                    Underlying Options      Compen-
 Name and Principal Position   Year     Salary ($)           Granted           ation ($)
 ---------------------------  ------    ----------           -------           ---------
 Harry W. Margolis             2000      398,500                 -             4,063 (2)
   Chairman of the Board and   1999      546,000              621,000 (3)      6,156
   Chief Executive Officer     1998      542,250                 -             5,948

 D. Bruce Walter               2000      120,339              100,000
    President

 ________________________

 (1) The columns for "Bonus" and "Other Annual Compensation" have been omitted because there is no compensation required to be reported in such column. The aggregate amount of perquisites and other personal benefits provided to the Company's Chief Executive Officer is less than the lesser of $50,000 or 10% of the total of annual salary and bonus of the officer.
 (2) Represents the economic value of split-dollar life insurance policies paid for by the Company naming Mr. Margolis' estate as the beneficiary.
 (3) Of the options granted, 108,000 were cancelled November 14, 1998 in connection with an option grant of 333,000 shares on the same date.

 Option Grants Table

      The following table sets forth information regarding stock options granted to the Named Executive Officers during fiscal 2000.

                                        Percentage of
                                        Total Options
                        Number of        Granted to     Exercise
                 Securities Underlying   Employees in   or Base      Expiration
       Name       Options Granted (#)    Fiscal Year   Price ($/Sh)     Date
 ---------------  -------------------    -----------   ------------  ----------
 D. Bruce Walter      100,000 (1)           50.1%         $0.875     01/03/2005

 ________________________

 (1)  The options were granted January 3, 2000 and are fully vested.

      Option Exercises and Aggregated Fiscal Year-End Option Value Table

      The following table sets forth certain information concerning option exercises by the Named Executive Officers during the fiscal year and unexercised stock options held by the Named Executive Officers as of the end of the 2000 fiscal year.

                                                        Number of Securities
                                                       Underlying Unexercised    Value of Unexercised
                       Shares                          Options at 2000 Fiscal    In-the-Money Options
                      Acquired           Value        Year-End Exercisable (E)      at 2000 Fiscal
   Name            On Exercise (#)  Realized ($) (1)     Unexercisable (U)         Year-End ($) (2)
 ----------------- ---------------  ----------------     -----------------         ----------------
 Harry W. Margolis     83,000           $99,600        250,000 (E) / -0- (U)           $425,000

 D. Bruce Walter                                       212,000 (E) / -0- (U)           $291,500

 ________________________

 (1) Represents the market value of underlying securities at the exercise date, minus the aggregate exercise price of the options. The market price of the Common Stock on the date of exercise of the option shown in the table did not exceed the exercise price.
 (2) Represents the market value of the Common Stock at January 31, 2000 minus the exercise price of the option, multiplied by the number of shares exercisable under the option.

 Report on Repricing of Options

      On November 14, 1998, the Compensation Committee and the Board of Directors approved a resolution canceling incentive stock options previously granted to Mr. Margolis entitling him to purchase 225,000 shares of Common Stock at an exercise price of $1.52 per share and 108,000 shares of Common Stock at an exercise rice of $.90 per share. Concurrently, Mr. Margolis was granted a new incentive stock option covering 333,000 shares of Common Stock with an exercise price of $0.55 per share, which was equal to 110% of the fair market value of the Common Stock on the date of grant. The repricing of the stock options granted Mr. Margolis were done in connection with a voluntary restructuring of his compensation, based on the Board's determination that a larger percentage of Mr. Margolis' compensation should be represented by incentive awards and a smaller percentage by his annual salary. The Compensation Committee believes the cancellation of the old options and grant of the new options to Mr. Margolis was in the best interests of the Company and its stockholders because it provides additional incentive to Mr. Margolis to use his best efforts to improve the value of the Company's stock.

 Submitted by:  The Compensation Committee
                Kenneth R. Nicholas
                Gerald D. Harris

   Long-term Incentive and Pension Plans

     The Company does not have any long-term incentive or pension plans.

 Employment Agreements

     On  January 1, 1998,  the Company entered  into an Employment  Agreement with Harry W. Margolis, its Chairman of the Board and Chief Executive Officer, which expires on December 31, 2002. On November 14, 1998, the Employment Agreement was modified to reduce Mr. Margolis' base salary by $30,000 and $200,000 for calendar years 1998 and 1999, respectively.
 Pursuant to the Employment Agreement in effect during fiscal 2000, Mr. Margolis was paid an annual base salary of $398,500. In January 2000, Mr. Margolis' contractual base salary for the calendar year 2000 was reduced by the amount of $319,000. Accordingly, Mr. Margolis is entitled to a base salary of $296,000 plus a cost of living adjustment during calendar 2000. Under the current Employment Agreement, Mr. Margolis is entitled to receive minimum annual raises equivalent to any annual increase in the Consumer Price Index for Dallas, Texas during the previous year. In addition, at the discretion of the Compensation Committee of the Board of Directors of the Company, Mr. Margolis may be considered for an annual bonus in an amount that does not exceed his salary. No bonuses were granted to Mr. Margolis during fiscal 2000. Additionally, the Company furnishes Mr. Margolis with certain fringe benefits, including the use of an automobile and a membership in a country club. The Company is obligated to provide Mr. Margolis and his family with health and dental benefits and has purchased split-dollar life insurance policies insuring Mr. Margolis' life and naming his estate as the beneficiary. In the event that Mr. Margolis becomes disabled or is otherwise incapacitated, the Company will be entitled to reduce his pay to 50% of his base salary (less certain insurance proceeds) for the remainder of the term of the Employment Agreement or until such earlier time that he is able to resume his full duties under the agreement. In the event of Mr. Margolis' death, his estate or designated beneficiary is entitled to receive 50% of his annual salary, less any insurance payments made to the estate or designated beneficiary from the above-referenced life insurance policies, for the remaining term of the agreement. Mr. Margolis is subject to certain restrictive covenants under the agreement, including a noncompetition clause which extends eighteen months beyond any termination of his employment other than termination by Mr. Margolis for "Good Reason" (as defined in the agreement) or termination due to the expiration of the agreement. The Company may at any time terminate the Employment Agreement for "Cause" (as defined in the agreement) with thirty days written notice, and, in the event that the Company fails to earn a certain specified minimum rate of return on equity for any fiscal years ending on or after January 31, 1999, the Company's Board of Directors may reduce the term of the agreement to a date which is no earlier than one year from the date Mr. Margolis receives written notice of such term reduction. If Mr. Margolis' employment is terminated (a) other than for Cause, disability, death or the expiration of the agreement, including a termination attributable to a "Change in Control" (as defined in the agreement), or (b) by Mr. Margolis for Good Reason, including any intentional failure by the Company to comply with the agreement, Mr. Margolis will be entitled to (i) a lump sum payment of three times (or two times if termination occurs during the last year of the agreement) the sum of his base salary and highest bonus paid during either of the prior two years, (ii) all compensation earned or deferred through the date of termination (including a pro-rated bonus, determined as a percentage of the prior year's bonus) and (iii) continue to participate in the Company's benefit plans for the remainder of the term of the agreement, as if the agreement had not terminated.

                                 OTHER MATTERS


 Stockholder Proposals

     Any stockholder intending to present any proposal for inclusion in the proxy statement for the 2000 Annual Meeting of Stockholders must submit such proposal in writing to the Company at its principal executive offices on or before February 5, 2001.

 Independent Public Accountants

     The firm of Grant Thornton LLP served as independent public accountants in connection with the audit of the Company's financial statements for the fiscal year ended January 31, 2000 and has been selected to serve in that capacity for the fiscal year ending January 31, 2001. A representative of the firm is expected to be present during the annual meeting. Such representative will be afforded an opportunity to make a statement at the meeting if he so desires and will be available to answer appropriate questions.


 Other Business

     The Board of Directors does not intend to present and does not have any reason to believe that others in attendance will present at the Annual Meeting any item of business other than those mentioned in the Notice of Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying Proxy will vote the Proxy as in their discretion they may deem appropriate, unless they are directed by the Proxy to do otherwise.

                                By Order of the Board of Directors



                                /s/ Dana E. Margolis
                                -----------------------
                                Dana E. Margolis
                                Secretary and Treasurer

 Richardson, Texas
 June 5, 2000


     The Company's Form 10-KSB Annual Report, as filed with the Securities and Exchange Commission, provides certain additional information about the Company. A copy of this report may be obtained without charge upon written request to: Investor Relations, CompuTrac, Inc., 222 Municipal Drive, Richardson, Texas 75080 or via the company's website at: www.computrac.com

 ----------------------------------------------------------------------------
                                 [PROXY CARD]


          COMPUTRAC, INC. * 222 MUNICIPAL DRIVE * RICHARDSON, TX 75080 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 The undersigned, a stockholder of CompuTrac, Inc., a Texas corporation (the "Company"), hereby appoints Harry W. Margolis, Dana E. Margolis and Roger P. Young, and each of them, with power of substitution, as proxies of the undersigned, to vote the shares of stock of the Company held of record by the undersigned as of the close of business on May 26, 2000, at the Annual Meeting of Stockholders to be held on July 14, 2000, and all adjournments thereof.

 (1) [ ]  FOR all nominees for            [ ]  WITHHOLD AUTHORITY to vote for
          Directors listed below               all nominees listed below
          (except as marked to
          the contrary below)

 Harry W. Margolis, Dana E. Margolis, D. Bruce Walter, Gerald D. Harris and Kenneth R. Nicholas

 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
  STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

 (2) Upon any other matter which may properly come before the Annual Meeting in their discretion.

 ----------------------------------------------------------------------------


                 EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS AND FOR THE APPROVAL OF THE OTHER PROPOSAL LISTED ON THE REVERSE HEREOF.

                                             PLEASE SIGN AND RETURN PROMPTLY

                                             Receipt of the Notice of Annual
                                             Meeting and Proxy Statement is
                                             hereby acknowledged.

                                             Dated:___________________, 2000


                                             _______________________________
                                             Signature

                                             _______________________________
                                             Signature

                                             IMPORTANT - Joint owners must
                                             EACH sign.  When signing as
                                             attorney, trustee, executor,
                                             administrator, guardian or
                                             corporate officer, please give
                                             your FULL title.